Exhibit 99.1
News Release
FOR IMMEDIATE RELEASE
Melanie Gretzon
Director, Corporate Services
Merge Healthcare
414.977.4000
ir@mergehealthcare.com
Media Contact:
Beth Frost-Johnson
Senior Vice President, Marketing
Merge Healthcare
414.977.4000
bfrost@mergehealthcare.com
MERGE HEALTHCARE ANNOUNCES FINANCIAL RESULTS FOR THE
THIRD QUARTER OF 2007AND ITS
BUSINESS STRATEGY FOR 2008 AND BEYOND
Milwaukee, WI, February 21, 2008 - Merge Healthcare Incorporated (NASDAQ: MRGE; TSX: MRG), today announced financial results for the third quarter and nine month periods ended September 30, 2007. In addition, the Company announced that it has filed its third quarter 2007 Form 10-Q with the Securities and Exchange Commission and is now current with its filings with the SEC. The Company also announced that it is considering all possible strategic options in an effort to focus its go forward business on its core strengths and the teleradiology initiative announced in November of 2007.
Third Quarter Results:
For the third quarter ended September 30, 2007, revenue totaled $14.1 million compared to $13.9 million in the third quarter ended September 30, 2006 and $14.0 million in the second quarter ended June 30, 2007.
Operating loss for the third quarter ended September 30, 2007 was $141.9 million compared to an operating loss of $10.9 million in the third quarter ended September 30, 2006 and $10.7 million in the second quarter ended June 30, 2007. The operating loss for the third quarter of 2007 includes a charge of $131.6 million for impairment of its goodwill and other long-lived assets as required and calculated in accordance with US Generally Accepted Accounting Principles. Adjusted operating loss for the third quarter ended September 30, 2007 was $5.5 million compared to a loss of $4.4 million in the third quarter ended September 30, 2006 and a loss of $5.4 million in the second quarter ended June 30, 2007.

The net loss for the third quarter of 2007 totaled $141.6 million, or $4.17 per share, compared to a net loss of $11.2 million, or $0.33 per share, in the third quarter of 2006 and a net loss of $10.7 million, or $0.32 per share, in the second quarter of 2007.
Nine Month Results:
For the nine months ended September 30, 2007, revenue totaled $44.0 million compared to $61.5 million in the nine months ended September 30, 2006, a decrease of 28%. Revenue for the first nine months of 2006 included $16.3 million of revenue from contracts signed in previous years for which the revenue had been deferred due to delays in delivery of the required product functionality until the second quarter of 2006.
Operating loss for the nine months ended September 30, 2007 was $162.8 million compared to an operating loss of $228.3 million for the nine months ended September 30, 2006. The operating losses include a charge for the impairment of goodwill and certain other long-lived assets of $131.6 million and $214.1 million for the nine months ended September 30, 2007 and 2006, respectively, as required by and calculated in accordance with U.S. Generally Accepted Accounting Principles. Adjusted operating loss for the nine months ended September 30, 2007 was $15.2 million compared to adjusted earnings of $2.8 million for the nine months ended September 30, 2006 which included $16.3 million of revenue previously deferred.
The net loss for the first nine months of 2007 totaled $162.0 million, or $4.78 per share, compared to a net loss of $227.5 million, or $6.76 per share, for the first nine months of 2006.
Bookings:
Bookings for the three months and nine months ended September 30, 2007 totaled approximately $10 million and $40 million, respectively. Bookings is defined by the Company as the total value of all contracts signed during a quarter and excludes any value attributed to related maintenance other than the first year of post-contract customer support (PCS). Bookings for the three months ended September 30, 2007 included 2 contracts in excess of $1 million and 14 contracts with new customers. Bookings for the nine months ended September 30, 2007 included 6 contracts in excess of $1 million and 35 contracts with new customers. Comparative figures for the prior periods are not available as the Company did not begin disclosing bookings until the quarter ended December 31, 2006.
Strategic Direction:
Senior management is very focused on cash preservation and the infusion of additional capital and is considering all possible strategic options, including debt or equity financing, the sale of selected assets, and ongoing cost savings initiatives. The Company plans to focus its future operations on its core strengths and to cultivate the significant opportunities available from the teleradiology initiative announced in November of 2007. As part of that focus, the Company is considering the spin-off of its Europe, Middle East, and Africa (“EMEA”) business units to the local management teams. Although the Company believes that the EMEA business has significant growth opportunities, management is focusing the Company’s current resources on its core operations. In addition, as announced on February 14, 2008 the Company announced a rightsizing initiative aimed at reducing its worldwide workforce from approximately 600 persons, including consultants, to approximately 440 persons at March 31, 2008 and to approximately 420 persons by December 31, 2008. Also in 2008, the Company has closed its office in Burlington, Massachusetts. Total estimated cost savings from the rightsizing, the termination of the Burlington office lease and anticipated attrition is approximately $11 to $12 million on an annual basis. The Company’s cash balance at December 31, 2007 is approximately $14 million compared to $21.7 million at September 30, 2007.

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Financial Results, Business Operations and Strategy Conference Call:
A conference call has been scheduled for Friday, February 22, 2008 at 9:00 AM (Eastern) to review third quarter results and provide an update of the Company’s business operations and strategy. Following the review, a question and answer session will be conducted.
Investors will have the opportunity to listen to the conference call via telephone or over the Internet at http://audioevent.mshow.com/342050/. To listen to the live call, investors should go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay via the Internet will also be available shortly after the call. Detailed call and web cast information is listed below.
To access the live call, dial 1.800.639.2197 or 706.634.2159. Reference Conference ID Number: 34446118. The call may also be accessed via web cast, either as the live event or as an archived event, by going to: http://audioevent.mshow.com/342050/.
For additional details and replay information, please visit our website at: http://www.merge.com/CORP/investorrelations/confcalllist.asp.
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GAAP versus Non- GAAP Presentation
Merge Healthcare provides in this press release adjusted operating income (loss) as additional information regarding the Company’s operating results. This measure is not in accordance with, or an alternative for, GAAP and may be different from non-GAAP operating income (loss) used by other companies. The Company believes that this presentation of adjusted operating income (loss) provides useful information to investors regarding additional financial and business trends relating to the Company’s financial condition and results of operations. This release should be read in conjunction with our Form 8-K earnings release and our quarterly report on Form 10-Q filings for the quarter ended September 30, 2007.
The non-GAAP adjusted operating income (loss) excludes the impact of stock option expense under SFAS 123(R), depreciation, amortization and impairment charges, non-recurring legal and accounting costs associated with our restatement and various lawsuits, goodwill and other long-lived asset impairments, reduction in force and duplication of effort costs. Results prepared in accordance with U.S. GAAP are reconciled with non-GAAP results excluding the impact of these adjustments. A full reconciliation of our GAAP operating income (loss) to non-GAAP adjusted operating income (loss) is included in the supplemental attachment to this release.
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About Merge Healthcare
Merge Healthcare is a developer of medical imaging and clinical software applications and developmental tools that are on the forefront of medicine. We develop medical imaging software solutions that support end-to-end business and clinical workflow for radiology department and specialty practices, imaging centers and hospitals. Our software technologies accelerate market delivery for our OEM customers, while our end-user solutions improve our customers’ productivity and enhance the quality of the patient experience. For additional information, visit our website at www.mergehealthcare.com.
Cautionary Notice Regarding Forward-Looking Statements
This announcement may include forward-looking statements within the meaning and subject to the protections of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this announcement, the words “will,” “anticipates,” “expects” and similar expressions of the future are intended to assist you in identifying such forward-looking statements. Such forward-looking statements include, among others, statements regarding the scope of and anticipated cost savings from the Company’s rightsizing efforts, the Company’s efforts to focus on its integrated North American RIS/PACS/teleradiology and Cedara businesses, and the Company’s consideration of strategic options. Any number of factors could cause the actual results to differ from the results contemplated by such forward-looking statements, including, but not limited to: unexpected difficulties or costs associated with the rightsizing initiative; unanticipated issues associated with realizing the projected cost savings from the rightsizing initiative; costs and risks associated with executing alternative business plans and effecting strategic options; risks and effects of the past and current restatement of financial statements of the Company and other actions that may be taken or required as a result of such restatements; the Company’s ability to generate sufficient cash from operations to meet future operating, financing and capital requirements; the Company’s inability to timely file reports with the Securities and Exchange Commission; risks associated with the Company’s inability to meet the requirements of The NASDAQ Stock Market for continued listing, including possible delisting; market acceptance of the Company’s delivery model and continuing product demand; and other risk factors detailed in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. We do not have, or undertake any obligation to, publicly update, revise or correct any of the forward-looking statements after the date of this announcement, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise. This announcement should be read in conjunction with the risk factors, financial information and other information contained in the filings that the Company makes and previously has made with the Securities and Exchange Commission.

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MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30,	December 31,
	2007	2006
	(unaudited)
Current assets:
Cash	$21,696	$45,945
Accounts receivable, net	13,593	16,427
Inventory	2,333	2,164
Prepaid expenses	2,092	1,660
Deferred income taxes	196	196
Other current assets	1,489	812

Total current assets	41,399	67,204

Property and equipment, net	4,627	3,940
Purchased and developed software, net	9,632	16,628
Customer relationships, net	3,550	9,511
Goodwill	—	122,371
Trade names	1,060	1,860
Investments	8,811	8,361
Other	5,038	5,000

Total assets	$74,117	$234,875

Current liabilities:
Accounts payable	$6,757	$8,284
Accrued wages	5,127	6,162
Income taxes payable	—	4,398
Deferred revenue	19,561	18,686
Other accrued liabilities	2,145	2,573

Total current liabilities	33,590	40,103

Deferred income taxes	308	502
Deferred revenue	2,249	3,712
Income taxes payable	5,325	—
Other	281	633

Total liabilities	41,753	44,950

Total shareholders’ equity	32,364	189,925

Total liabilities and shareholders’ equity	$74,117	$234,875

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Net sales
Software and other	$6,927	$6,612	$21,790	$34,779
Services and maintenance	7,127	7,277	22,174	26,687

Total net sales	14,054	13,889	43,964	61,466
Cost of sales
Software and other	1,576	2,050	5,018	8,426
Services and maintenance	3,571	3,515	10,541	10,990
Amortization and related impairment	5,142	1,243	7,837	3,588

Total cost of sales	10,289	6,808	23,396	23,004

Gross margin	3,765	7,081	20,568	38,462
Operating costs and expenses:
Sales and marketing	4,463	4,352	13,850	14,806
Product research and development	5,294	4,606	16,089	14,288
General and administrative	7,454	8,192	21,893	20,466
Goodwill and trade name impairment, restructuring and other expenses	123,134	—	124,140	214,146
Depreciation, amortization and impairment	5,338	854	7,374	3,038

Total operating costs and expenses	145,683	18,004	183,346	266,744

Operating loss	(141,918)	(10,923)	(162,778)	(228,282)
Other income	78	843	502	1,978

Loss before income taxes	(141,840)	(10,080)	(162,276)	(226,304)
Income tax expense (benefit)	(286)	1,125	(261)	1,240

Net loss	$(141,554)	$(11,205)	$(162,015)	$(227,544)

Net loss per share — basic	$(4.17)	$(0.33)	$(4.78)	$(6.76)

Weighted average number of common shares outstanding — basic	33,926	33,683	33,909	33,652

Net loss per share — diluted	$(4.17)	$(0.33)	$(4.78)	$(6.76)

Weighted average number of common shares outstanding — diluted	33,926	33,683	33,909	33,652

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	Nine Months Ended
	September 30,
	2007	2006
Cash flows from operating activities:
Net loss	$(162,015)	$(227,544)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation, amortization and impairment	15,211	6,626
Provision for doubtful accounts receivable and sales returns, net of recoveries	578	271
Deferred income taxes	(95)	(299)
Stock-based compensation	3,889	3,922
Goodwill and trade name impairment charge	123,171	214,095
Change in assets and liabilities:
Accounts receivable	2,259	8,581
Inventory	(169)	211
Prepaid expenses	(432)	(299)
Accounts payable	(1,527)	(1,911)
Accrued wages	(1,035)	(976)
Deferred revenue	(588)	(14,154)
Other accrued liabilities	(780)	(611)
Other	6	2,668

Net cash used in operating activities	(21,527)	(9,420)
Cash flows from investing activities:
Purchases of property, equipment and leasehold improvements	(2,109)	(917)
Purchased technology	—	(367)
Capitalized software development	(828)	(1,842)

Net cash used in investing activities	(2,937)	(3,126)
Cash flows from financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	215	426

Net cash provided by financing activities	215	426
Effect of exchange rate changes on cash	—	1

Net decrease in cash	(24,249)	(12,119)
Cash and cash equivalents, beginning of period	45,945	64,278

Cash and cash equivalents, end of period	$21,696	$52,159

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF US GAAP RESULTS TO NON-GAAP RESULTS
(in thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Operating Loss	$(141,918)	$(10,923)	$(162,778)	$(228,282)
Non-GAAP Adjustments:
Stock compensation expense	1,345	1,889	3,889	3,883
Depreciation, amortization and impairment	10,480	2,097	15,211	6,626
Goodwill and tradename impairment and restructuring	123,134	—	124,140	214,146
Legal and accounting fees associated with restatement and the associated litigation	1,468	2,553	3,694	6,442
Duplication of effort costs for terminated employees	—	—	692	—

	136,427	6,539	147,626	231,097

Adjusted Operating Income (Loss)	$(5,491)	$(4,384)	$(15,152)	$2,815